Exhibit 99.2
9341 Courtland Drive, Rockford, MI 49351
Phone (616) 866-5500
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FOR IMMEDIATE RELEASE
CONTACT: Dave Latchana, (616) 863-4226

WOLVERINE WORLDWIDE ACCELERATES
TRANSFORMATION INITIATIVES

Actions Streamline the Organization, Strengthen Brand-Building Capabilities, and Reduce Cost

ROCKFORD, Mich. – November 9, 2023 – Wolverine World Wide, Inc. (NYSE: WWW) today announced actions to further its ongoing strategic transformation into a brand-led and consumer-obsessed growth company.

“We are moving with speed and urgency to transform the Company, which will enable us to capitalize on our biggest growth opportunities,” said Chris Hufnagel, President and Chief Executive Officer. “We are taking decisive steps to stabilize the business by divesting non-core assets, paying down debt, reducing inventory, and right-sizing our cost structure. At the same time, we are redesigning the organization to become great global brand builders.”

To help stabilize the business, enhance financial performance, and provide future investment capacity for Wolverine Worldwide’s strategic growth brands, the Company has accelerated and expanded its transformation effort and the work of the Profit Improvement Office. To date, the Company has identified initiatives that are expected to deliver $215 million in annualized savings, including a global workforce restructuring announced today.

“We are committed to taking the necessary actions to best position the Company for future profitable growth,” continued Hufnagel. “Decisions like these that affect our team are difficult, and we are committed to supporting each team member through this transition.”

Key changes made by the Company in connection with redesigning the organization include:

•“The Collective” – a new strategic center of excellence that includes a reimagined innovation, insights, and trends team; an internal creative and public relations team; and an in-house creative production studio.

•Global Licensing – a new global licensing function to unlock the portfolio’s full commercial opportunity around the world. This team will oversee and manage all the Company’s licensed businesses, including Hush Puppies and Stride Rite, along with apparel and accessories programs.

•Integrated Planning – a new global planning function designed to meaningfully improve integrated demand, inventory, and supply chain management, while enhancing the Company’s ability to respond to shifts in consumer and market dynamics.

•Product Lifecycle Management & Digital Product Design – a new set of advanced digital product management, design, and development tools which will further enhance the Company’s product capabilities and efficiencies.

•North American Commercial Structure – a consolidated North American commercial structure, aligning the Company’s Canadian operations with those in the United States to drive efficiency and alignment.

The actions announced today follow the Company’s recent sale of Keds, the Hush Puppies intellectual property in China, Hong Kong, and Macau, the sale of its North American Wolverine Leathers business and the Company’s announcement that it is pursuing strategic alternatives for the Sperry brand.

Third Quarter 2023 Financial Results

In a separate press release today, Wolverine Worldwide reported financial results for the third quarter of 2023. The Company will host a conference call today at 8:30 a.m. ET to review results and discuss current business trends.

ABOUT WOLVERINE WORLDWIDE

Founded in 1883 on the belief in the possibility of opportunity, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. Through a diverse portfolio of highly recognized brands, our products are designed to empower, engage and inspire our consumers every step of the way. The Company’s portfolio includes Merrell®, Saucony®, Sperry®, Sweaty Betty®, Hush Puppies®, Wolverine®,  Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for 140 years, the Company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, including statements regarding: the Company's strategic transformation, including divesting non-core assets, paying down debt, reducing inventories, right-sizing its cost structure, and redesigning its organization; the expected benefits of the Company's strategic transformation, including profitable growth, enhanced financial performance, and future investment capacity; and expected savings resulting from the work of the Profit Improvement Office and the workforce reduction. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, inflationary pressures and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; the effects of COVID-19 and other health crises, on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects, and numerous factors that the Company cannot accurately predict, including: the duration and scope of the health crisis, the negative impact on global and regional markets, unemployment rates, consumer confidence and discretionary spending, governmental action, and the effects of the health crisis on the Company’s supply chain and customers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

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